UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 27, 2010 (Date of earliest event reported)
Woodward Governor Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-8408 (Commission File Number)	36-1984010 (IRS Employer Identification Number)

1000 East Drake Road, Fort Collins, Colorado (Address of principal executive offices)		80525 (Zip Code)
970-482-5811 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 28, Woodward Governor Company announced that its Board of Directors authorized a new $200,000,000 stock repurchase program to replace its existing stock repurchase program that was approved in 2007. The new program is scheduled to expire in July 2013. A copy of the news release announcing the stock repurchase authorization is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

Press release of Woodward Governor Company dated July 28, 2010.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Woodward Governor Company dated July 28, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2010	WOODWARD GOVERNOR COMPANY By: /s/ A. Christopher Fawzy A. Christopher Fawzy Corporate Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Woodward Governor Company dated July 28, 2010